UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
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Soliciting Material Pursuant to §240.14a-12

Allied Healthcare Products, Inc.

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October 9, 2020
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders which will be held at the Corporate Headquarters of Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110 at 9:00 a.m., Central Time, on Thursday, November 12, 2020. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.
Due to the COVID-19 pandemic, we are implementing safety protocols for our annual meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at http://www.alliedhpi.com/announcements.htm for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.
Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and return the enclosed proxy card promptly.
We hope that you will attend the meeting and look forward to seeing you there.
Sincerely,
John D. Weil
Chairman of the Board
Earl R. Refsland
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
Thursday, November 12, 2020
To the Stockholders of
Allied Healthcare Products, Inc.:
The Annual Meeting of Stockholders of Allied Healthcare Products, Inc., a Delaware corporation (the “Company”), will be held at the Corporate Headquarters of Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110 on Thursday, November 12, 2020 at 9:00 a.m., Central Time, for the following purposes:
(1)
The election of five directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)
Ratification and approval of RubinBrown LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2021;

(3)
An advisory (non-binding) vote to approve our executive compensation, as disclosed in this proxy statement;

(4)
The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Only stockholders of record at the close of business on October 5, 2020 are entitled to notice of and to vote at the meeting. A list of stockholders of the Company at the close of business on October 5, 2020 will be available for inspection during normal business hours from October 15 through November 12, 2020 at the offices of the Company at 1720 Sublette Avenue, St. Louis, Missouri 63110 and will also be available at the meeting.
By Order of the Board of Directors,
Daniel C. Dunn
Vice President − Finance,
Chief Financial Officer
Secretary & Treasurer
St. Louis, Missouri
October 9, 2020

FILL OUT, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IN WRITING, OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON.

i

ALLIED HEALTHCARE PRODUCTS, INC.
1720 Sublette Avenue
St. Louis, Missouri 63110
ANNUAL MEETING OF STOCKHOLDERS
Thursday, November 12, 2020

I.
QUESTIONS AND ANSWERS

Q:
Why am I receiving these materials?

A:
The Board of Directors of Allied Healthcare Products, Inc. (the “Company”, “we” or “our”) provides you these materials to solicit your proxy in connection with our annual meeting of stockholders (the “Annual Meeting”) and any and all adjournments thereof. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the Annual Meeting, but you do not need to attend to vote. The Company first mailed these materials on October 9, 2020.

Q:
When and where is the Annual Meeting?

A:
We will hold the Annual Meeting on Thursday, November 12, 2020 at 9:00 a.m. Central Time at our corporate headquarters, located at 1720 Sublette Avenue, St. Louis, MO 63110. Due to the COVID-19 pandemic, we are implementing safety protocols for our annual meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at http://www.alliedhpi.com/announcements.htm for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.

Q:
What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to matters to be voted on at the Annual Meeting of stockholders, our corporate governance, the compensation of our directors and most highly paid executive officers and other required disclosures.

Q:
Can I get electronic access to the proxy materials?

A:
These proxy materials, including our 2020 annual report to stockholders are available at www.alliedhpi.com.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Stockholders of record at the close of business on Monday, October 5, 2019 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 4,013,537 shares of common stock, each of which is entitled to one vote. No cumulative voting rights exist under the Company’s Amended and Restated Certificate of Incorporation. For information regarding the ownership of the Company’s Common Stock by holders of more than five percent of the outstanding shares and by the management of the Company, see “Security Ownership of Certain Beneficial Owners and Management.”

Q:
How do I vote my shares?

A:
If you are a stockholder of record and you attend the meeting, you may vote by ballot.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may also direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy by completing and returning the enclosed proxy card.

Q:
How do I vote if my shares are held in “street name?”

A:
If you hold your shares in “street name,” (i.e., you hold the shares through a broker, bank or other intermediary), as opposed to holding them “of record,” you will receive a form from your broker or bank seeking instruction as to how your shares should be voted. If you desire to vote shares held in street name in person at the meeting, you need to contact your broker or intermediary and ask how to obtain a “legal proxy” to directly vote such shares.

Q:
What am I voting on?

A:
The matters to be voted upon this year are: (i) the election of our Board of Directors, (ii) ratification and approval of RubinBrown LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2021, and (iii) an advisory (non-binding) vote to approve our executive compensation, as disclosed in this proxy statement. Common stockholders may also vote on any other matter that is properly brought before the meeting.

Q:
Who are the nominees for directors?

A:
We have five directors who are standing for election. We provide biographical information for each director in this Proxy Statement.

Q:
How does the Board recommend I vote?

A:
Our Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” Agenda Items 2 and 3.

Q:
How will my employee stock purchase plan shares be voted?

A:
Shares of Common Stock held by participants in Allied Healthcare’s employee stock purchase plans will be voted in accordance with instructions provided on a separate card given to participants in such plans.

Q.
What is the voting requirement to approve the matters to be voted on at the Annual Meeting?

A.
The election of directors at the Annual Meeting will be determined on the basis of the five candidates receiving the highest pluralities of votes cast at the Annual Meeting.

Adoption of the other proposals requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting.
Q:
How are votes counted?

A:
If you hold shares in street name through a broker or other nominee and do note vote your shares or provide voting instructions, your broker may vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of the Company’s auditor is considered routine, but the election of directors and each of the other proposals are non-routine. Therefore, if you do not vote or provide voting instructions regarding the election of directors or the other non-routine proposals, your broker will not be allowed to vote your shares on such proposals. This will result in a broker non-vote. Broker non-votes are not counted as shares present and entitled to vote so they will not affect the outcome of the election for directors (Item 1), the non-binding vote on our executive compensation (Item 2) or the non-binding vote on the timing of our executive compensation votes (Item 3).

If you indicate that you wish to “abstain,” your vote will be counted as present for purposes of determining a quorum and present at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against the proposals in Items 2 and 3. Abstentions will not affect the outcome of the election of directors since the nominees are elected by a plurality of votes cast. If you withhold your vote with respect to any or all nominees for director, your vote will be counted as present for purposes of determining a quorum but will not be counted as a vote for election of the director or directors.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
We are not aware of any business other than the election of directors and the ratification of the Company’s independent registered public accounting firm to be acted upon at the Annual Meeting. If you grant a proxy, the person(s) named as proxy holder(s) will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:
What if I vote and then change my mind as to how I want to vote or want to revoke my proxy?

A:
If you are a stockholder of record, you may change your vote by granting a new proxy bearing a later date, by providing our Secretary with written notice of revocation of your proxy, or by attending the meeting and casting your vote in person. To change or revoke your vote for shares you hold in street name, you will need to follow the instructions in the materials your broker or bank provides you.

Q:
Whom may I call with questions about the Annual Meeting?

A:
For information about your stock ownership, or for other stockholder services, please contact Stockholder Relations at 314-771-2400, extension 604. For information about the meeting itself, please contact Daniel C. Dunn, our Secretary, at 314-771-2400.

Q:
What should I do if I receive more than one proxy card?

A:
If you hold shares in more than one account you will receive a proxy card for each account. It is important that you vote shares represented by each proxy card you receive.

Q:
What should I do if I plan to attend the meeting in person?

A:
If you plan to attend the meeting in person, in order to ensure the safety of all of our attendees, we are implementing certain attendance and security procedures. To gain admittance to the meeting, we ask that you present both of the following: (1) a valid government-issued photo identification, such as a driver’s license or passport, and (2) proof of your ownership of shares of Company stock as of the Record Date (October 5, 2020). Acceptable proof of ownership may include: a copy of the proxy card for the 2020 Annual Meeting with your name on it or an account statement that indicates your ownership as of the Record Date. If you hold your shares in “street name” through a brokerage account, acceptable proof of ownership may include a recent brokerage statement, a letter from the broker confirming your ownership of the shares, or a proxy executed in your favor from your broker (should you also wish to vote your shares at the meeting). No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

II.
AGENDA ITEM 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of a single class. The directors are elected at the Annual Meeting of the Stockholders of the Company and each director elected holds office until his or her successor is elected and qualified. The Board currently consists of five members. The stockholders will vote at the 2020 Annual Meeting for the election of all five directors for the one-year term expiring at the Annual Meeting of Stockholders in 2021.
Judith Graves and Susan Deuser are first cousins. Other than this relationship, there are no family relationships among any directors or executive officers of the Company.
The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority to vote is withheld. All nominees have consented to serve if elected. In the event that any of the nominees should be unable to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES NAMED BELOW. IF YOU SIGN AND RETURN THE PROXY CARD AND DO NOT SPECIFY OTHERWISE, WE WILL VOTE YOUR SHARES FOR THE ELECTION OF THE FIVE NOMINEES LISTED BELOW.
The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Governance and Nominating Committee and the Board to determine that the person should serve as a director for the Company beginning in 2020.
The Governance and Nominating Committee does not have a fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that candidates must satisfy to be considered. The Governance and Nominating Committee has the flexibility to consider any factors as it deems appropriate. These factors may include education, diversity, experience in the Company’s industry, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Governance and Nominating Committee will evaluate nominees for directors submitted by stockholders in the same manner in which it evaluates other director nominees. No stockholder has properly nominated anyone for election as a director at the Annual Meeting.
NAME OF NOMINEE	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE
Judith T. Graves	73	Retired	February 2004
Joseph E. Root	75	Attorney	October 2006
Susan M. Deuser	74	Retired	December 2019
Earl R. Refsland	77	President and Chief Executive Officer of the Company, St. Louis, Missouri	September 1999
John D. Weil (Chairman)	79	Private Investor	August 1997
Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years.
Ms. Graves retired as the Assistant Director for Administrative Services and Controller to the Board of Commissioners of the Saint Louis Art Museum. Prior to assuming expanded responsibilities, Ms. Graves had been the Museum’s Director of Finance and Controller to the Board of Commissioners since 1984. Ms. Graves brings to the board over thirty years of experience in finance and accounting.
Mr. Root is an attorney and is the founder and chief executive officer of Qualipat, LLC, a consulting firm providing training and outsourcing solutions to corporations and patent lawyers. He served as Chief Patent Counsel to UnitedLex Corp. from April 2008 to August 2009. Mr. Root’s legal practice has been focused in the field of intellectual property, technology and patent law. His career has spanned a range of positions both in-house and in private practice, including General Counsel of Marquip, Inc. in Phillips, Wisconsin and IP counsel positions with Johnson Controls, Inc. and RJR-Nabisco, Inc. He engaged in private practice with the New York offices of the Bryan Cave and Kenyon & Kenyon law firms. Mr. Root received a J.D., magna cum laude, from Wake Forest University, and a B.S. from the United States Military Academy. Before attending law school, Mr. Root served as an Armor Officer in the U.S. Army and in engineering and production management positions. The Board believes that Mr. Root’s knowledge in the field of intellectual property law and his experience in advising small businesses make him a desirable member of the Board.
Ms. Deuser retired in January 2014, as Manager of Clinical Laboratory Services of St. Louis Children’s Hospital. Ms. Deuser has been in clinical laboratory management in the BJC Healthcare System since 1968. Ms. Deuser brings to the Board over 44 years in Clinical Laboratory Management of professional staff and testing; as well as responsibility for evaluating, purchasing, and management of the usage of medical laboratory equipment.
Mr. Refsland has served as President and Chief Executive Officer of the Company since September 1999. From February 1999 to January 2000, Mr. Refsland served as Director and Chairman of the Board of Andros Technologies. From May 1995 to March 1998, Mr. Refsland served as President and CEO of Photometrics Limited. Mr. Refsland previously served as Chief Executive Officer and member of the Board of Directors of Allied Healthcare Products, Inc. from 1986 to 1993. Mr. Refsland brings to the board of directors nearly thirty years of experience in the medical industry, including twenty-three years as the Chief Executive Officer of Allied Healthcare Products, Inc. The Board believes that Mr. Refsland’s medical industry experience, executive experience, and extensive experience in all disciplines of business and manufacturing make him a desirable member of the Board.
Mr. Weil serves as the Chairman of the Company’s Board of Directors. Mr. Weil has been the President of Clayton Management Co., a private investment company, since 1973 and was a director of Baldwin & Lyons, Inc., a publicly traded insurance company until May, 2015. Mr. Weil was also a member of the board of directors of Pico Holdings, Inc. from 1996 until August 2010 and a member of the board of directors of Highbury Financial Inc. from 2009 until that company was sold in April 2010. Mr. Weil also serves as an emeritus member of the Board of Trustees of Washington University, St. Louis, Missouri, and an honorary Trustee of the St. Louis Art Museum Commission.
Mr. Weil has wide-ranging experience on various boards and as president of an investment company. The Board believes that Mr. Weil’s knowledge in the areas of officer compensation, risk assessment and oversight, corporate governance, finance, investment, and board development makes him a valuable resource as our independent Chairman and as a member of our Compensation, and Governance and Nominating Committees.
Board of Director Independence
The Board has determined that each of the current Directors other than Mr. Refsland is independent within the meaning of the Company’s director independence standards, which reflect the Nasdaq Stock Market (“Nasdaq”) director independence standards, as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees is independent within the meaning of the Sarbanes-Oxley Act of 2002 (Audit Committee) and the Nasdaq Stock Market committee independence standards (Audit, Compensation and Nominating/Corporate Governance Committees).
Board Risk Oversight — Committee Structure
Board Oversight
The Board believes that having an independent Chairman of the Board is in the best interest of stockholders. An independent Chairman ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board is actively involved in overseeing the Company’s management of risk. This oversight is conducted primarily through committees of the Board, as described below. The full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.
The Board of Directors of the Company held five meetings during the fiscal year ended June 30, 2020.
The Board of Directors presently maintains a Compensation Committee, an Audit Committee and a Governance and Nominating Committee. While there is no formal policy concerning director attendance at the annual meeting, all members of the Board are encouraged to attend if reasonably able to do so.
Committee Structure
The Compensation Committee in fiscal year 2020 consisted of Directors Weil, Root, and Graves. Susan Deuser served on this committee following her appointment to the Board on December 26, 2019. This committee reviews and approves the Company’s executive compensation policy and decisions concerning management bonuses. The Compensation Committee did not hold a separate meeting during the fiscal year ended June 30, 2020 as no changes to compensation were proposed by management during the year. A copy of the Compensation Committee Charter is available on the Company’s website: www.alliedhpi.com.
The Compensation Committee is responsible for overseeing management of risks relating to the Company’s compensation and benefits systems. To assist it in satisfying these oversight responsibilities, the Committee may retain its own compensation consultant and hold meetings with management and with outside counsel to understand the financial, human resources and stockholder implications of compensation decisions being made. In fiscal year 2020, the Committee did not engage any consultant to provide advice or services related to compensation of the Company’s named executive officers.
The Audit Committee in fiscal year 2020 consisted of Directors Weil, Root, and Graves. Susan Deuser served on this committee following her appointment to the Board on December 26, 2019. The Charter for the Audit Committee is available on the Company’s web site: www.alliedhpi.com. This committee recommends engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors. This committee is also responsible for reviewing and evaluating the Company’s accounting principles and its systems of internal accounting controls and overseeing the management of risks related to these activities. The Audit Committee held two meetings during the fiscal year ended June 30, 2020. The Board of Directors has determined that nominees for director should meet all the criteria that have been established by the Board of Directors and the Nomination, Compensation and Governance Committee for board membership and not just have certain specific qualities or skills, such as those that would qualify a nominee as an “audit committee financial expert.” Accordingly, the Board of Directors believes that it is not in the best interests of the Company to nominate as a director someone who does not have all the experience, attributes and qualifications sought. The Audit Committee consists of independent directors, each of whom has been selected for the Audit Committee by the Board of Directors based on its determination that they are fully qualified to monitor the performance of management, internal accounting operations and the independent public accountants, and are fully qualified to monitor the disclosures of the Company to the end that they fairly present its financial condition and results of operations. Although one or more of the members of the Audit Committee meets, in the Company’s opinion, the SEC definition of an “audit committee financial expert,” the Board of Directors has decided not to designate any one of them as such. In addition, the Audit Committee has the ability on its own to retain other independent public accountants or other consultants whenever it deems appropriate. The Board of Directors believes that this is fully equivalent to having an “audit committee financial expert” on the Audit Committee.
The Governance and Nominating Committee in fiscal year 2020 consisted of Directors Weil, Root, and Graves. Susan Deuser served on the Committee following her appointment to the Board on December 26, 2019. This committee recommends nominees to fill vacancies on the Board of Directors. The Governance and Nominating Committee did not hold a formal meeting during the fiscal year ended June 30, 2020. The Committee approved the appointment of Susan Deuser to the Board of Directors via a written consent on December 26, 2019. The Governance and Nominating Committee will consider nominees submitted by stockholders for inclusion on the recommended list of nominees submitted by the Company and voted on at the Annual Meeting of Stockholders if such nominations were submitted in writing to the Company’s headquarters Attention: Governance and Nominating Committee, no later than June 1 in the year of such Annual Meeting of Stockholders. The Governance and Nominating Committee does not have a charter, but in the course of performing its duties, the committee adheres to the Company’s Corporate Governance Principles, a copy of which is available on the Company’s website: www.alliedhpi.com.
Compensation of Directors
The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified board members. Each director who is not an employee of the Company is entitled to receive an annual fee of $20,000 for his services as a director and additional fees of $1,000 for attendance at each meeting of the Board of Directors and $350 for attendance at each meeting of committees of the Board of Directors. The Audit Committee Chairman is entitled to receive an additional annual fee of $1,000. Directors are also entitled to reimbursement for their expenses in attending meetings.
In addition to such cash payments, the Company provides the following stock-based incentives.
1. Upon initial election to the Board, a Director receives an option to purchase 5,000 shares of the Company’s Common Stock which vests as to 1,250 shares on the second anniversary and then at a rate of 1,250 shares per year thereafter.
2. Upon reelection to the Board, each Director receives an option to purchase 500 shares of the Company’s Common Stock, which vests in full on the first anniversary of the grant date.
3. Upon election or reelection as the chairman of any standing committee of the Board or upon reelection as Chairman of the Board, a Director receives an option to purchase 250 shares of the Company’s Common Stock, which vests in full on the first anniversary of the grant date.
4. Upon the initial election of a non-employee as Chairman of the Board, a Director receives an option to purchase 2,500 shares of the Company’s Common Stock, which vests in full on the first anniversary of the grant date.
Director Compensation Table
The following table sets forth the compensation we paid to our non-employee directors for their service in fiscal year 2020.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Judith T. Graves	$25,700	—	$563	—	—	—	$26,263
Joseph E. Root	$24,700	—	$662	—	—	—	$25,362
Susan M. Deuser(2)	$12,350	—	$363	—	—	—	$12,713
John D. Weil	$24,000	—	$563	—	—	—	$24,563

(1)
Amounts represent the grant date fair value calculated pursuant to ASC Topic 718 for the indicated fiscal year. Additional information about the assumptions used when valuing equity awards is set forth in our Annual Report on Form 10-K in the Notes to Consolidated Financial Statements for those fiscal years.

(2)
Ms. Deuser was appointed as a director of the Company effective December 26, 2019.

Indemnification and Limitation of Liability
The Company’s Amended and Restated Certificate of Incorporation provides that the Company’s directors are not liable to the Company or its stockholders for monetary damages for breach of their fiduciary duties, except under certain circumstances, including breach of the director’s duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or any transaction from which the director derived improper personal benefit. The Company’s By-laws provide for the indemnification of the Company’s directors and officers, to the full extent permitted by the Delaware General Corporation Law. The company also has indemnification agreements with each officer and director providing for contractual indemnification substantially similar in scope to the provisions of the By-Laws.
III.
AGENDA ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company engaged RubinBrown LLP to audit the Company’s financial statements for the fiscal year ended June 30, 2020. Representatives of RubinBrown LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
The Audit Committee has selected RubinBrown LLP to be the independent registered public accounting firm for fiscal year ending June 30, 2021 and recommends that the stockholders ratify the appointment of the accounting firm. Although stockholder approval is not required by law, the appointment is submitted by the Audit Committee of the Board of Directors in order to give the stockholder a voice in the designation of auditors. If the stockholders do not ratify the selection of RubinBrown LLP, the Audit Committee will review the selection of the independent registered public accounting firm. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that a change would be in the best interest of the Company and its stockholders.
The Board of Directors unanimously recommends a vote FOR ratification of RubinBrown LLP as the Company’s independent registered public accounting firm.
IV.
AGENDA ITEM 3 — ADVISORY (NON-BINDING) APPROVAL OF EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote on an advisory (non-binding) resolution to approve our executive compensation as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding compensation of the Company’s named executive officers and the narrative disclosure accompanying those tables, all as set forth in the Executive Compensation section of this proxy statement. The Company held its last advisory vote regarding how often the Company should include a say-on-pay vote in its proxy materials in 2019. Consistent with the result of that vote, the Company’s Board determined that we will have such an advisory vote every year.
The following resolution is submitted for stockholder approval:
Resolved, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding compensation of our Named Executive Officers and the narrative disclosure accompanying those tables.
Because your vote is advisory, it will not be binding upon the Board, however the Board will take the outcome of this vote into consideration in making future executive compensation decisions.
The Board of Directors unanimously recommends a vote FOR this resolution.
V.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our directors and executive officers and all persons known to the Company to be the beneficial owners of more than five percent of the Company’s Common Stock as of September 30, 2020, based upon filings by such persons with the SEC under applicable provisions of the federal securities laws. As of the close of business on September 30, 2020, there were 4,013,537 shares of Common Stock outstanding. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of September 30, 2020 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws where applicable, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is the address of the Company’s headquarters.
Name and Address of Beneficial Owner	Shares Owned Beneficially	Percentage of Outstanding Shares
Joseph D. Lehrer(1) 10 South Broadway, Suite 2000 St. Louis, Missouri 63102	278,455	6.9%
Directors and Executive Officers	Shares Owned Beneficially	Percent of Outstanding Shares
Earl R. Refsland Director and Chief Executive Officer	186,430	4.6%
John D. Weil Chairman of the Board of Directors	752,639(2)	18.7%
Joseph E. Root Director	8,750(3)	*
Judith T. Graves Director	7,750(4)	*
Daniel C. Dunn Vice President – Finance, Chief Financial Officer and Secretary	8,153(6)	*
All directors and executive officers as a group (6 persons)	963,722	23.8%

*
Less than 1.00%.

(1)
Mr. Lehrer reports sole voting and dispositive power over such shares, which includes 273,455 shares held in trust for descendants of John Weil. Mr. Lehrer is an attorney in private practice and also provides corporate legal advice to the Company.

(2)
Includes 167,128 shares over which John Weil may be deemed to have sole voting and dispositive power and 585,511 shares over which John Weil may be deemed to share voting and dispositive power with members of his family and affiliates thereof (of which, 218,078 shares (5.43% of the Company’s outstanding shares) are under shared voting and dispositive control with Mark S. Weil, John Weil’s brother). Includes 7,500 shares deemed owned as a result of exercisable options.

(3)
Includes 7,750 shares deemed owned as a result of exercisable options.

(4)
Includes 7,500 shares deemed owned as a result of exercisable options.

(5)
Includes 5,000 shares deemed owned as a result of exercisable options.

(6)
Includes 7,500 shares deemed owned as a result of exercisable options and 253 shares held in the Company’s Employee Stock Ownership Plan.

VI.
EXECUTIVE OFFICERS

This section provides information regarding the executive officers of the Company who are appointed by and serve at the pleasure of the Board of Directors:
NAME	AGE	POSITION(S)
Earl R. Refsland	77	Director, President and Chief Executive Officer(1)
Andrew D. Riley	44	Vice President − Operations(2)
Daniel C. Dunn	61	Vice President − Finance, Chief Financial Officer, Secretary & Treasurer(3)

(1)
Mr. Refsland has been Director, President and Chief Executive Officer of the Company since September, 1999.

(2)
Mr. Riley served as Vice President of Operations from July 2014 until June 15, 2020, when he tendered his resignation. The Company has engaged in a search to fill this position.

(3)
Mr. Dunn has been Vice President — Finance, Chief Financial Officer, Secretary and Treasurer since July, 2001. He previously held the position of Director of Finance at MetalTek International from 1998 to 2001. Prior to that time, Mr. Dunn held the position of Corporate Controller at Allied Healthcare Products, Inc. from 1994 to 1998.

VII.
EXECUTIVE COMPENSATION

Compensation Committee.
The Compensation Committee, composed entirely of non-employee members of the Board of Directors, is responsible for reviewing, recommending and approving changes to the Company’s compensation policies and program for the chief executive officer, other senior executives and certain key employees. In addition to the delegated authority in areas of compensation, the Committee administers any stock option plans or agreements and recommends to the Board of Directors annual or other grants to be made in connection therewith. In 2020 the Company made no changes to compensation for any executive officer and did not issue stock options or other equity incentives.
In the Committee’s discharge of its responsibilities, it considers the compensation, primarily of the chief executive officer and the Company’s other executive officers, and sets overall policy and considers in general the basis of the levels of compensation of other key employees.
Policy and Objectives.
Recognizing its role as a key representative of the stockholders, the Committee seeks to promote the interests of stockholders by attempting to align management’s remuneration, benefits and perquisites with the economic wellbeing of the Company. Basically, the Committee seeks the successful implementation of the Company’s business strategy by attracting and retaining talented managers motivated to accomplish these stated objectives. The Committee attempts to be fair and competitive in its views of compensation. Thus, rewards involve both business and individual performance.
Components of Compensation.
The Company offers the following compensation and employee benefits to those executive officers whose names appear in the Summary Compensation Table below (collectively, our “Named Executive Officers” or “NEOs”):
Base Salary
Base salaries for the chief executive officer, as well as other executive officers of the Company, are determined primarily based on performance. Generally, the performance of each executive officer is evaluated annually and salary adjustments are based on various factors including revenue growth, earnings per share improvement, increases in cash flow, new product development, market appreciation for publicly traded securities, reduction of debt and personal performance. In addition, the Committee may compare salary data for similar positions in companies that match the Company’s size in sales and earnings and utilizes such data as a factor in setting base salaries, including compensation market studies published by Salaries.com or similar service. The Committee approves base salary adjustments for the executive officers, including the chief executive officer. In fiscal year 2020, the Committee did not increase the base compensation of any of its NEOs.
Mr. Refsland’s Base Salary and Changes.   Mr. Refsland’s employment agreement currently calls for an annual base salary of $429,000 plus participation in incentive awards (in cash or securities) as may be granted in the Board’s discretion upon recommendations or approvals by the Compensation Committee. The Annual Salary may be increased in future periods but may not be reduced below $415,000 without Mr. Refsland’s consent.
For potential base salary changes for Mr. Refsland, the Compensation Committee reviews Mr. Refsland’s performance. The review includes, but is not necessarily limited to, leadership competencies and other core values, executive retention results, and other contributions toward achievement of the Company’s strategic plan and objectives. The Committee also takes into account other considerations such as Mr. Refsland’s base salary history and its relationship to that of other NEOs. Except in connection with the negotiation of his employment agreement, Mr. Refsland has not had any direct input to the Compensation Committee relative to increases in his base salary.
Incentive Compensation
Cash Incentive Compensation.   To reward achievement of financial performance goals during the fiscal year, the Company may pay cash bonuses to the chief executive officer and other NEOs. The actual amount of any incentive compensation paid to each executive officer is determined subjectively, predicated on an assessment of each participant’s relative role in achieving the annual financial objectives of the Company as well as each such person’s contributions of a strategic nature in maximizing stockholder value. However, in the past several years, including fiscal 2020, the Committee has not awarded cash incentives to any of its NEOs.
Stock-Based Incentive Compensation.   The Compensation Committee and stockholders of the Company approved the 2009 Stock Incentive Plan (the “2009 Plan”) at the 2009 Annual Meeting. Options previously granted under the plan will remain exercisable in accordance with their terms. The 2009 Plan authorized the Company to grant equity based awards in the form of stock options. Officers and employees of the Company, its subsidiaries and affiliates are eligible to participate in the Plan. In fiscal year 2020, no grants of stock based incentive were made to any of the Company’s NEOs under the 2009 Plan or otherwise. The 2009 Plan expired on August 27, 2019, after which the Company will not issue options pursuant the plan.
Please see the “Option Awards” column of the Summary Compensation Table below, and the columns related to equity awards of the Grants of Plan-Based Awards Table below, and the entire Outstanding Equity Awards as of June 30, 2020 table below for more information on the stock based portion of incentive compensation we pay to our NEOs.
Post-Termination Compensation and Benefits
We maintain a qualified 401(k) savings plan for most salaried employees. Subject to a maximum the IRS sets annually ($19,500 for calendar 2020), participants in our 401(k) savings plan may contribute between 1% and 60% of their compensation to their savings plan accounts. The Company’s contribution consists of a 2% match of participants’ contributions, currently 2% (on the first 8% of the employee’s contribution), and an additional 2% on the participant’s annual compensation. All contributions vest immediately. At termination, the vested balances under a qualified 401(k) saving plan become available to the terminated participant.
Unless otherwise provided in the incentive grant agreement or as determined by the Compensation Committee, an executive must be employed with the Company at the time the measurement is made for the receipt of any incentive awards. An executive who voluntarily terminates employment prior to the measurement date for an award (other than for retirement) forfeits all rights to the award. For executives who voluntarily terminate employment prior to retirement age, unvested grants of stock options are forfeited.

The Company has entered into agreements with Mr. Refsland and Mr. Dunn granting them payments upon a change of control of the Company. These arrangements are intended to promote stability and continuity of senior management. Information on applicable payments under such agreements for NEOs is contained under the heading “Severance and Change in Control Benefits” below.
Our incentive stock plans also generally provide that, unless otherwise provided in connection with the specific grant of an option, shares of the Company’s stock acquired upon exercise of an option are subject to redemption by the Company at a price equal to the exercise price paid by the grantee in the event that the employee holding such shares, within six (6) months of terminating employment with the Company, commences employment which the Compensation Committee reasonably believes, in its discretion, to be competitive with the Company or in violation of any employment or other agreement between the Company and such employee. This provision is intended to discourage grantees of stock options from going to work for competitors. The Company’s redemption right, however, is (a) only applicable to shares acquired upon exercise of the option occurring within six (6) months prior to such grantee’s termination of employment with the Company and (b) not applicable if the termination of employment occurs at the election of the employee following a “change of control” of the Company.
We believe these programs further our goal of attracting and retaining top executive talent, and serve to encourage executives to make long-term career commitments to us.
Compensation Policies and Practices
Compensation Recoupment; Adjustments Based On Prior Awards.   As the Company has not paid material incentive compensation in recent years, we do not have a policy that requires the adjustment or recovery of awards or payments made to our executive officers if the performance measures on which such awards or payments were based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. The Securities and Exchange Commission recently enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act requiring that stock exchanges adopt rules requiring listed companies to adopt recoupment or “clawback” policies. The Company will evaluate any such requirements when they are finalized and review and revise its policies accordingly.
Perquisites and Employee Benefits.    We provide our NEOs with certain employee benefits that are generally available to all salaried employees including Company-paid group term life insurance equal to two times annual cash compensation excluding bonuses, Company contributions up to 4% to a 401(k) savings plan, medical and dental plans. In addition, we provide certain of our NEOs with a Company-leased automobile, including automobile insurance, with a total lease value that varies by executive level. We believe these benefits further our goal of attracting and retaining top executive talent.
Additional Information With Respect To Compensation Interlocks And Insider Participation In Compensation Decisions
None of the members of the Company’s Compensation Committee (i) were, during the fiscal year, an officer or employee of the Company; (ii) were formerly an officer or employee of the Company; or, (iii) had any relationship requiring disclosure by the Company as Certain Relationships and Related Transactions.
None of the executive officers of the Company served as a member of a compensation committee of any entity whose executive officers or directors served on the Compensation Committee of the Company.
Certain Relationships and Transactions
The Company’s Code of Conduct sets forth the Company’s policies concerning transactions with directors, officers and employees. The Code of Conduct can be found at our website: www.alliedhpi.com.

VIII.
COMPENSATION DATA

Summary Compensation Table
The following table shows the compensation paid to the Company’s NEO’s for the fiscal years ended June 30, 2020, 2019 and 2018.
Name & Principal Position	Year	Salary ($)(1)	Bonus	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total Compensation
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Earl R. Refsland President and Chief Executive Officer	2020	$429,000	—	—	—	—	—	$72,722	$501,722
	2019	$429,000	—	—	—	—	—	$73,491	$502,491
	2018	$429,000	—	—	—	—	—	$73,741	$502,741
Daniel C. Dunn Vice President – Finance and Chief Financial Officer	2020	$226,000	—	—	—	—	—	$29,098	$255,098
	2019	$226,000	—	—	—	—	—	$29,780	$255,780
	2018	$224,269	—	—	—	—	—	$24,075	$248,344

Andrew Riley Vice President – Operations	2020	$225,000	—	—	—	—	—	$5,349	$230,349
	2019	$225,000	—	—	—	—	—	$5,349	$230,349
	2018	$219,808	—	—	—	—	—	$5,093	$224,901

(1)
Includes amounts deferred under the 401(k) feature of the Company’s Retirement Savings Plan. As of June 30, 2020, annual base salaries of the NEOs were as follows: Mr. Refsland, $429,000; Mr. Dunn, $226,000; Mr. Riley, $225,000.

(2)
Amounts represent the grant date fair value calculated pursuant to ASC Topic 718 for the indicated fiscal year. Additional information about the assumptions used when valuing equity awards is set forth in our Annual Report on Form 10-K in the Notes to Consolidated Financial Statements for those fiscal years.

(3)
Mr. Riley resigned on June 15, 2020.

(4)
All Other Compensation in the Summary Compensation Table above includes the following components:

	All Other Compensation
Name	Fiscal Year	401k Match/ Contribution	Life/ Disability Insurance	Car Allowance	Perquisites and Personal Benefits	Tax Gross-ups	Total Other Compensation
Earl R. Refsland	2020	$12,660	$19,974	$23,824	$—	$16,264	$72,722
	2019	$13,080	$19,974	$24,021	$—	$16,416	$73,491
	2018	$13,080	$19,974	$24,163	$—	$16,524	$73,741
Daniel C. Dunn	2020	$9,040	$2,074	$14,567	$—	$3,417	$29,098
	2019	$9,020	$2,074	$14,964	$—	$3,721	$29,780
	2018	$8,971	$1,971	$9,400	$—	$3,733	$24,075
Andrew D. Riley	2020	$4,500	$480	$—	$—	$369	$5,349
	2019	$4,500	$480	$—	$—	$369	$5,349
	2018	$4,396	$408	$—	$—	$289	$5,093
Grants of Plan-Based Awards
The Company made no Plan-Based awards to its NEOs in fiscal year 2020.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards as of June 30, 2020 for each NEO.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel C. Dunn	7,500			$7.00	8/25/21

(1)
Options become exercisable in three equal installments each year beginning on the grant date.

All options to purchase shares of the Company’s stock held by the NEOs or by Directors of the Company as of June 30, 2020 have been issued pursuant to stock option plans submitted for approval by the Company’s Stockholders.
Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	42,750	$4.65	16,500
Equity compensation plans not approved by stockholders	None	None	None
Totals	42,750	$4.65	16,500
Option Exercises and Stock Vested in Fiscal Year 2020
No options were exercised by any of the NEOs during the fiscal year ended June 30, 2020. The Company did not have outstanding any restricted stock awards subject to vesting during the year ended June 30, 2020.
Nonqualified Deferred Compensation
The Company does not have any non-qualified deferred compensation arrangements with any NEO.
Executive Employment Agreement
In March 2007, the Company entered into an employment contract with Mr. Refsland. The employment contract was amended and restated in December 2009 to comply with Section 409A of the Internal Revenue Code of 1986, as amended. The agreement was initially for a three-year term, which expired in March 2010, after which point it became subject to annual renewals.
The agreement provides that Mr. Refsland will serve as President and Chief Executive Officer. The agreement may be terminated by the Company in the event of Mr. Refsland’s death or disability or unilaterally with or without “Cause” (as defined in the agreement).
In the event of a termination of Mr. Refsland’s employment without cause (or in the event that Mr. Refsland terminates employment with “Good Reason” (as defined in the agreement)), Mr. Refsland is entitled to continued compensation at his then annual salary for two years and with entitlement continuation of fringe benefits during that period. “Good Reason” generally includes changes in the scope of his duties or location of employment but also includes (i) the Company’s written election not to renew the Employment Agreement and (ii) certain voluntary resignations by Mr. Refsland following a “Change of Control” as defined in the Agreement. A “Change of Control” means:
(a)   the acquisition by a person other than Clayton Management Company (or any other person or entity controlled by or under common control with John D. Weil or by a trustee or personal representative designated by said John D. Weil) of beneficial ownership of more than fifty percent (50%) of the outstanding common stock of the Company (as beneficial ownership is determined under Section 13(d) of the Securities Exchange Act); or
(b)   a merger or consolidation with another company or entity (regardless of whether the Company of another entity is the surviving or resulting entity of such merger or consolidation) other than a merger or consolidation in which immediately upon giving effect to such merger or consolidation, the persons who were holders of the common stock of the Company immediately prior thereto continue to be the holders of at least sixty percent (60%) of the surviving or resulting entity; or
(c)   a sale of all or substantially all the assets and operations of the Company to a successor entity.
Change of Control Benefits for Other NEOs
In addition to Mr. Refsland’s employment agreement, the Company has entered into an agreement with Mr. Dunn, who remains an “at will” employee, providing that in the event of such a Change of Control (as defined above) and in the further event his employment is terminated by the Company or any successor or is voluntarily terminated by him as the result of a change in the scope or location of his duties, then he shall be entitled to receive, in lieu of any other severance applicable to such termination, a lump sum payment of one year’s salary (net of required withholding) plus reimbursement for the executive’s cost of continued health insurance for a period of one year following such termination.
IX.
AUDIT COMMITTEE

Audit Committee Report
The following is the report of the Audit Committee of the Board of Directors of the Company. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
On behalf of the Board of Directors, the Audit Committee monitors the Company’s financial reporting processes and internal controls, as well as the Company’s relationship with its independent accountants and the performance of such accountants. All of the members of the Audit Committee are independent directors, and the Chairman of the Audit Committee has been determined to have the expertise to serve as chairman by the Corporate Governance Committee. The Board of Directors has adopted a charter for the Audit Committee, which can be accessed under the Corporate Financial section on the Company’s website.
Management has the primary responsibility for preparation of the Company’s financial reports, the Company’s financial reporting systems, and its internal controls. The Audit Committee is not intended to supersede in any respect management’s responsibilities in this regard. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such financial statements with management and with the Company’s independent accountants. The Audit Committee has also discussed with the independent accountants matters required to be communicated to the Committee by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from the independent accountants a letter addressing matters which might bear on the independence of the accountants as required by PCAOB Standards. The Audit Committee has discussed independence issues with the accountants and has reviewed their fees and scope of services rendered to the Company. The Audit Committee has discussed the performance of the independent accountants with the Company’s management.
In reliance on the foregoing, the Audit Committee has recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020.
Audit Committee
Judy T. Graves — Chairman
Joseph E. Root
Auditor Independence and Related Information
RubinBrown LLP has no direct or indirect financial interest in the Company or its subsidiaries. Representatives of RubinBrown LLP are expected to be present at the meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. The representatives also will be available to respond to appropriate questions raised by those in attendance at the meeting.
X.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the fiscal years ended June 30, 2020 and 2019, RubinBrown LLP provided various audit, audit related and non-audit related services to us as follows:
Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees — Aggregate fees billed for professional services rendered for the audit of our 2020 and 2019 fiscal year annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for the 2020 and 2019 fiscal years	$152,500	$153,125
Audit Related Fees — Aggregate fees billed for employee benefit plan audits and accounting consultations	$14,750	$14,500
Tax Fees — Aggregate fees billed for tax compliance, tax advice and tax planning	—	—
All Other Fees — Aggregate fees billed for products and services provided other than as described in the preceding three (3) categories	—	—
Total Fees	$167,250	$167,625
The Audit Committee approves the engagement of such services in advance in each such instance. During the 2020 fiscal year, all services described under the “Audit fees” category were approved by the Audit Committee pursuant to such procedures.
XI.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file.
To the Company’s knowledge, based solely on review of information furnished to the Company, reports filed through the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were complied with during the year ended June 30, 2020.

XII.
GENERAL

Solicitation Of Proxies
The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone or facsimile for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in so doing.
Stockholder Proposals For 2021 Annual Meeting
The rules of the SEC currently provide that stockholder proposals for the 2021 Annual Meeting must be received at the Company’s principal executive office not less than 120 calendar days prior to the anniversary date of the release of the Company’s proxy statement to stockholders in connection with the 2020 Annual Meeting to be considered by the Company for possible inclusion in the proxy materials for the 2021 Annual Meeting. We mailed this proxy statement on or around October 9, 2020, so any proposals intended to be presented at the 2021 Annual Meeting of Stockholders of the Company must be received at the Company’s principal office on or before June 11, 2021 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting.
Financial Information
The Company’s 2020 Annual Report is being mailed to the stockholders with this Proxy Statement. The 2020 Annual Report incorporates the Company’s 2020 Annual Report on Form 10-K (without exhibits), including the financial statements and the financial statement schedules, filed with the SEC. Any record or beneficial stockholder as of October 5, 2020, may request additional copies of this Proxy Statement or the 2020 Annual Report by writing to Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110, Attention: Chief Financial Officer.
The Company’s reports filed with the SEC, together with ownership and transaction reports of officers, directors and certain stockholders, are available, together with additional information, at the Company’s internet website: www.alliedhpi.com.
Communication With The Board
Stockholders who want to communicate with the Board of Directors or any of its committees may do so by addressing their correspondence to the board member or members, c/o the Secretary, Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110.
Code Of Ethics And Conduct Guidelines
The Company has adopted a Code of Ethics and Conduct Guidelines that is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer and controller, as well as the members of the Board of Directors. The Code of Ethics and Conduct Guidelines is available on the Company’s website at www.alliedhpi.com. A copy may also be obtained from the Corporate Secretary at Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110. The Company intends to post any amendments to or waivers from its Code of Ethics and Conduct Guidelines (to the extent applicable to the Company’s chief executive officer, principal financial officer, principal accounting officer and controller or any other officer or director) at this location on its website.
Ethics Hotline
The Company encourages employees to report possible ethical issues. The Company maintains an ethics hotline that is available 24 hours a day, seven days a week to receive reports of ethical concerns or incidents, including, without limitation, concerns about accounting, internal controls or auditing matters. The ethics hotline number can be found on the Company’s intranet. All such calls are received independently and are referred to the chairman of the audit committee for investigation and disposition where warranted. The Company prohibits retaliatory action against any employee for raising legitimate concerns or questions regarding ethical matters, or for reporting suspected violations of the Company’s Code of Ethics and Conduct Guidelines.
Householding Of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Under these rules, this year, brokers and other intermediaries may deliver a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. The Company will deliver promptly upon written or oral requests a separate copy of the annual report or proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report, the affected stockholder may contact Stockholder Relations at 1720 Sublette Avenue, St. Louis, Missouri 63110. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact the Chief Financial Officer as indicated in the preceding sentence.
Other Matters
The Board of Directors of the Company is not aware of any other matters to come before the meeting. If any other matters should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.
You are urged to complete, sign, date and return your proxy to make certain your shares of Common Stock will be voted at the 2020 Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
Earl R. Refsland
Chief Executive Officer
October 9, 2020

ANNUAL MEETING OF STOCKHOLDERS OF

ALLIED HEALTHCARE PRODUCTS, INC.

November 12, 2020

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.alliedhpi.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000001000 0 111220

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" ALL NOMINEES LISTED IN PROPOSAL1 AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the persons listed below as directors of the company to serve for a term of one year or until their successors are elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Susan M. Deuser
- ○ Judith T. Graves
- ○ Joseph E. Root
- ○ Earl R. Refsland
- ○ John D. Weil

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ALLIED HEALTHCARE PRODUCTS, INC.

Annual Meeting of Stockholders - November 12, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Allied Healthcare Products, Inc. (the "Company"), each dated October 9, 2020, and the Annual Report to Stockholders on Form 10-K, for the fiscal year ended June 30, 2020, and appoints Earl R. Refsland and Daniel C. Dunn as the proxies and attorneys-in-fact, with full power of substitution on behalf and in the name of the undersigned at the 2020 Annual Meeting of Stockholders of the Company to be held on November 12, 2020 at 9:00 a.m., Central Time, at the Corporate Headquarters of Allied Healthcare Products, Inc., 1720 Sublette, St. Louis, Missouri, and any adjournments thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

ALLIED HEALTHCARE PRODUCTS, INC.
ESPP

November 12, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.alliedhpi.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000001000 0 111220

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" ALL NOMINEES LISTED IN PROPOSAL1 AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the persons listed below as directors of the company to serve for a term of one year or until their successors are elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Susan M. Deuser
- ○ Judith T. Graves
- ○ Joseph E. Root
- ○ Earl R. Refsland
- ○ John D. Weil

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

PLEASE MARK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ALLIED HEALTHCARE PRODUCTS, INC.

Annual Meeting of Stockholders - November 12, 2020

ESPP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Allied Healthcare Products, Inc. (the "Company"), each dated October 9, 2020, and the Annual Report to Stockholders on Form 10-K, for the fiscal year ended June 30, 2020, and directs the trustee of the Employee Stock Purchase Plan to cause the shares in the undersigned account to be voted (as directed on the reverse side), at the 2020 Annual Meeting of Stockholders of the Company to be held on November 12, 2020 at 9:00 a.m., Central Time, at the Corporate Headquarters of Allied Healthcare Products, Inc. 1720 Sublette, St. Louis, Missouri, and any adjournments thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

(Continued and to be signed on the reverse side)

1.1 14475